UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Equity Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1 – Reports to Stockholders –

The Report to Shareholders is attached herewith.

Aberdeen Standard Investments

Aberdeen Emerging Markets Equity Income Fund, Inc. (AEF)

Annual Report
December 31, 2019

Anshun Bridge, Chengdu, China

Beginning with reports for the period ending December 31, 2020, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at 1-800-647-0584 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2019. The Fund’s principal investment objective is to seek both current income and long-term capital appreciation by investing primarily in emerging markets equity securities.

Change in Primary Benchmark

At a meeting held on December 10, 2019, the Fund’s Board of Directors approved a change in the Fund’s primary benchmark from the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (Gross Dividends) to the MSCI Emerging Markets Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

The Custom AEF Emerging Markets Index has also been adjusted to reflect the net dividends versions of the MSCI Emerging Markets Latin America Index and MSCI Emerging Market Index.

Total Investment Return

For the fiscal year ended December 31, 2019, the total return to shareholders of the Fund based on the net asset value and market price, respectively, compared to the Fund’s current primary benchmark, old benchmark and Custom Index (defined below) are as follows:

NAV*	20.3%
Market Price*	22.8%
MSCI Emerging Markets Index (Net Dividends)[1,2,3]	18.4%
MSCI Emerging Markets Index (Gross Dividends)[1,2,3]	18.9%
Custom AEF Emerging Markets Index[2,4]	18.4%

*  assuming the reinvestment of all dividends and distributions

For more detailed information about Fund performance please see the Report of the Investment Adviser. The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported in the Financial Highlights due to financial statement rounding or adjustments.

NAV, Market Price and Discount

The below table presents a comparison from current fiscal year end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
12/31/2019	$8.66	$7.62	12.0%
12/31/2018	$7.37	$6.35	13.8%

Throughout the year ended December 31, 2019, the Fund’s NAV was within a range of $7.27 to $8.73 and the Fund’s market price was within a range of $6.35 to $7.72 for the same time period. Throughout the year ended December 31, 2019, the Fund’s shares traded within a range of a discount of 8.1% to 13.2%.

Tender Offer

On May 8, 2019, the Fund’s Board of Directors (the “Board”) approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 15% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV per share at the close of business on the NYSE American on June 18, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 17, 2019 and expired on June 17, 2019. In connection with the tender offer, the Fund purchased 8,956,196 shares of capital stock at a price equal to $7.86. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.2306) in accordance with the terms of the tender offer.

Distribution Policy

Effective December 14, 2018, the Fund announced that the Board, recognizing the higher yielding characteristics of the portfolio of the Fund, has approved a policy to pay distributions quarterly, comprised

1

The MSCI Emerging Markets Index (Net Dividends) captures large and mid-cap representation across 26 Emerging Markets (EM) countries. With 1,402 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

2

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete Fund performance, please visit http://www.aberdeenaef.com.

3

The MSCI Emerging Markets Index (Net Dividends) replaced the MSCI Emerging Markets Index (Gross Dividends) as the Fund’s primary benchmark The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as the returns of the MSCI Emerging Markets Index (Net Dividends) are calculated net of withholding taxes, to which the Fund is generally subject.

4

The Custom AEF Emerging Markets Index (the “Custom Index”) reflects the returns of the MSCI Emerging Markets Latin America Index (Net Dividends) (“MSCI EM Latin America Index”) for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index (Net Dividends) (described above) for periods subsequent to April 30, 2018. The MSCI EM Latin America Index (Net Dividends) captures large and mid-cap representation across the following 6 EM countries* in Latin America: Argentina, Brazil, Chile, Colombia, Mexico, and Peru. With 112 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

Aberdeen Emerging Markets Equity Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

of net investment income generated by dividends paid from the Fund’s underlying securities. Based on estimated dividend income over the period, net of taxes and expenses, the Fund paid a quarterly distribution at an annualized rate of 2.0% for the 12-month period ending December 31, 2019. As announced on December 10, 2019, consistent with the Fund’s policy to pay distributions quarterly, comprised of net investment income generated by dividends paid from the Fund’s underlying securities, the Board has determined the Fund will increase the annualized distribution rate for the 2020 calendar year to 2.5%, payable quarterly, commencing with the March 2020 distribution. The determination is based on the Fund’s estimated dividend income over the period, net of taxes and expenses. This increased rate will be maintained for at least the next 12 months ending December 31, 2020. This policy will be subject to ongoing review by the Board.

Revolving Credit Facility

The Fund’s $65,000,000 senior secured 1-year revolving credit facility with the Bank of Nova Scotia terminated on June 25, 2019 and was replaced with a $55,000,000 senior secured revolving credit facility with The Bank of Nova Scotia for a 1-year term. The amount of the available credit facility was reduced in conjunction with the net assets of the fund subsequent to the tender offer. The outstanding balance on the loan as of December 31, 2019 was $40,900,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to the NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the fiscal year ended December 31, 2019 and fiscal year ended December 31, 2018, the Fund repurchased 74,175 and 716,879 shares, respectively.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC quarterly. The Fund’s full portfolio holdings as of its first and third fiscal quarters (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter on www.sec.gov. This information is also available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Brexit

The U.K. left the European Union (the “EU”) (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the UK will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The UK and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to

2	Aberdeen Emerging Markets Equity Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund, and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services they provide to the Fund. Given the fluidity and complexity of the situation, however, we cannot provide assurance that the Fund will not be adversely impacted despite these preparations.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenaef.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in Aberdeen Standard’s email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contactus/email-services.

Contact Us:

•                   Visit: https://www.aberdeenstandard.com/enus/ cefinvestorcenter;

•                   Email: Investor.Relations@aberdeenstandard.com; or

•                   Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Emerging Markets Equity Income Fund, Inc.	3

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

On September 5, 2019, the Board approved the termination of the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent, effective April 30, 2020. See Dividend Reinvestment and Optional Cash Purchase Plan on Page 31 for further information.

Report of the Investment Adviser (unaudited)

Market/economic review

Emerging-market equities faced a challenging environment over the 12-month period ended December 31, 2019. Nevertheless, the asset class posted robust gains for the period. The key themes that drove investor sentiment were the tumultuous nature of the U.S.-China trade negotiations and the tide of monetary policy measures among major global central banks, led predominantly by the U.S. Federal Reserve (Fed). Key national elections also influenced markets such as Argentina, South Africa, India, Indonesia and Thailand.

Investors’ hopes of a quick resolution to the trade dispute between the U.S. and China gave way to anxiety regarding an inevitable global economic slowdown, as relations between the world’s two largest economies soured. Following an abrupt turnaround at the start of 2019 towards a more dovish monetary policy tone, the Fed reduced its benchmark interest rate in July, September and October 2019. The European Central Bank and the People’s Bank of China also cut their benchmark rates and pledged further stimulus. In India, in addition to the central bank’s five rate cuts over the reporting period, the government announced additional corporate tax cuts in an effort to boost earnings and business confidence. The Indian government also initiated the sale of several state-owned enterprises in a bid to improve finances. Similarly, central banks in Brazil, Indonesia, Mexico, Russia and Turkey lowered their respective benchmark rates in response to concerns about an increasingly uncertain outlook.

In Latin America, Brazil’s Senate approved the much-anticipated pension reform bill in October 2019, boosting the market’s performance. Sluggish economic growth hampered Mexico’s market performance, but towards the end of the reporting period, the signing of the U.S., Mexico and Canada (USMCA) trade deal, which replaces the 1994 North American Free Trade Agreement (NAFTA) agreement, boosted investor confidence. Argentina spiraled back into crisis in the second half of 2019, after a fledgling recovery earlier. Argentinian stocks were shaken by the unexpected win of Peronist candidate Alberto Fernandez over incumbent Mauricio Macri in the presidential election in October 2019. At the end of the reporting period, the incoming administration approved an emergency package to help lift the economy from its current crisis.

Fund performance review

The Fund returned 20.3%1 on a net asset value basis for the one-year period ended December 31, 2019, versus the 18.4% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Dividends).2

1                  Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.

2     The MSCI Emerging Markets Index (Net Dividends) captures large and mid-cap representation across 26 emerging- markets (EM) countries. With 1,402 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the index include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

4	Aberdeen Emerging Markets Equity Income Fund, Inc.

Report of the Investment Adviser (unaudited) (continued)

The Fund’s performance relative to the benchmark for the reporting period benefited mainly from holdings in the industrials and financials sectors. The share price of the top individual stock contributor, Mexican airport operator Grupo Aeroportuario Centro Norte (OMA), advanced due to solid passenger traffic growth, despite weak economic data in the country. Additionally, we think that OMA stands to benefit from the relocation of industrial investment and manufacturing activity toward Mexico in light of trade disruptions between the U.S. and China.

In the financials sector, banks performed well, responding positively to the more accommodative global monetary policy climate. The Fund’s holding in Kenyan bank Equity Group Holdings, which is not a constituent of the benchmark MSCI Emerging Markets Index, contributed to performance as the company garnered robust growth in pre-tax profits due largely to its local business. The stock price also rallied after Kenyan government regulators abolished an interest-rate cap that had hindered the economy. We believe that Equity Group Holdings’ loan book is set to grow at a healthy pace following the new legislation. Other bank holdings that had a positive impact on Fund performance for the reporting period included MSCI Emerging Markets Index constituents Banco Bradesco and Sberbank, as well as BRD Societe Generale, which is not represented in the benchmark index. Brazilian lender Bradesco boosted Fund performance as it benefited from the optimism over the progress of key government reforms, as well as positive economic data that showed expansion in the domestic market in the third quarter of 2019. Russia-based Sberbank contributed to performance as improved investor sentiment regarding its regulatory and earnings outlook propelled its share price higher. Bucking the trend, however, was the Fund’s holding in Banco Santander Chile, which was hampered by political unrest that flared up in the country and destabilized the market.

Apart from these bank holdings, the Fund’s positions in the insurance subsector also enhanced performance for the reporting period. Shares of China-listed Ping An Insurance rose as the company produced positive results over the period and increased its market share in the relatively nascent Chinese insurance market, boosted by its leadership in technology. The firm’s technology platform enables it to price insurance contracts more effectively than its peers and optimize loss ratios.

An overweight allocation relative to the benchmark MSCI Emerging Markets Index to the real estate sector also benefited Fund performance. Shares of real estate holdings China Resources Land and Hang Lung Properties rose due to the companies’ robust results and investors’ expectations that the Chinese government’s stimulus would boost the property sector. China Resources Land also benefited from a recovery in sentiment as Beijing loosened residency restrictions in smaller Chinese cities, thereby helping to bolster property ownership in these cities.

Additionally, stock selection in the communication services sector contributed to Fund performance for the reporting period. Most notably, Kenya-listed telecommunications company Safaricom, which is not represented in the benchmark index, drove performance as its payments business, M-Pesa, continued to deliver strong results during the period. In addition, shares of Safaricom also rose as investors welcomed its participation in Ethiopia’s upcoming mobile license auction. The absence of a position in internet services provider Baidu Inc. also bolstered Fund performance as the company suffered setbacks when its shares retreated in tandem with the technology sell-off. Baidu also downgraded its earnings forecasts due to tightening regulations and intensifying competition.

Conversely, stock selection in the consumer discretionary sector had a negative impact on the Fund’s relative performance for the reporting period. The lack of exposure to Alibaba Group was the largest detractor. The Chinese conglomerate reported strong results and successfully listed in Hong Kong over the period. Within the same sector, the holding in India-based Hero Motocorp also detracted from performance as motorcycle sales slowed amid lower demand due to higher technology costs and political uncertainty during India’s election year. These concerns caused us to sell out of the company. Also in India, the Fund’s position in tobacco producer ITC detracted from performance, as the company was hindered by a slowing domestic economy, as well as fears that a tax increase for cigarettes will affect its earnings.

In terms of countries, the Fund’s position in South Africa was a drag on performance. Shares of retailer Truworths fell as the company remained hampered by ongoing tepid consumer sentiment in the local market. We exited the Fund’s position in the company during the reporting period. Another South African holding, Johannesburg Stock Exchange, also had a negative impact on Fund performance. We subsequently exited the position due to the deteriorating outlook for the domestic capital market against the backdrop of slowing global economic growth.

While the Fund’s position in Korea had an overall positive impact on performance for the 12-month period, several holdings had a negative impact due to company-specific reasons. Shares of petrochemicals manufacturer LG Chem declined on investors’ expectations of relatively weaker results and a longer-than-expected recovery in its battery business.

Finally, the lack of exposure to Russian state-owned oil company Gazprom PJSC also detracted from Fund performance for the period. Gazprom’s shares responded well to higher oil prices’ the company also raised its dividend by nearly 60%.

Aberdeen Emerging Markets Equity Income Fund, Inc.	5

Report of the Investment Adviser (unaudited) (concluded)

Outlook

We remain cautiously optimistic about the outlook for emerging-market equities. Across the asset class, we believe that the accommodative policy stance taken by governments and central banks should support consumer and business confidence. While fears of a global economic recession seem to have abated, key risks remain, including a possible collapse of U.S.-China trade negotiations, given Trump’s support for the Hong Kong protests. Additionally, we think that ongoing geopolitical uncertainty as tensions rise in the Middle East may give investors reason to exercise caution.

Despite these risks, we remain confident that the dynamic and diverse set of emerging-market economies offers a wealth of opportunities for investors. We believe that ongoing political and economic reforms support the structural trends that will underpin growth in the asset class, which in our view remains attractive relative to both its historical average and its developed peers. We think that the expanding and increasingly affluent middle classes in these emerging markets should propel demand for consumer and financial services, infrastructure and new technologies, where we believe the Fund is well positioned. Additionally, market volatility also creates opportunities, which we will seek and add capital to our favored companies at what we believe are attractive valuations. Emerging-market companies’ cash-generation remains healthy, which in our opinion should continue to favor growth in dividend payments, supporting the Fund’s income-generation. In our view, beyond the near-term volatility, our commitment to focus on what we believe are high-quality companies with healthy fundamentals and experienced management should yield sustainable returns for the Fund’s investors over the longer term.

Aberdeen Asset Managers Limited

Coronavirus update

Since the start of January 2020, global financial markets have been monitoring and reacting to the novel coronavirus (2019-nCoV) that is believed to have originated in Wuhan, China. As of late February 2020, the virus has sickened more than 80,000 people in at least 33 countries, with most confirmed cases concentrated in mainland China.3 While containment efforts have helped to slow the growth of the virus in mainland China, in late February 2020, global financial markets reacted sharply to the news that the virus continued to spread into South Korea, Italy and Iran, as well as concerns regarding the economic impact this may have on a global scale. Factories around the world are grappling with parts shortages as their Chinese suppliers struggle to resume normal operations. China’s leaders postponed the biggest event on their political calendar, the National People’s Congress, as the country’s battle against the virus, which has hampered the domestic economy. The eventual impact on the global economy and markets will largely depend upon the scale and the duration of the outbreak. The Fund management team continues to monitor this situation closely.

Risk Considerations

Past performance is not an indication of future results.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries. Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

3                  “Economy Faces a Coronavirus Challenge as Markets Swoon.” The New York Times. Feb. 24, 2020.

6	Aberdeen Emerging Markets Equity Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Emerging Markets Index, the Fund’s current primary benchmark, old benchmark and Custom Index (defined below) for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2019.

	1 Year	3 Years	5 Years	10 Years

Net Asset Value (NAV)	20.3%	11.9%	5.8%	2.4%
Market Price	22.8%	11.9%	5.0%	2.0%
MSCI Emerging Markets Index (Net Dividends)	18.4%	11.6%	5.6%	3.7%
MSCI Emerging Markets Index (Gross Dividends)	18.9%	12.0%	6.0%	4.0%
Custom AEF Emerging Markets Index (Net Dividends)[1]	18.4%	10.3%	3.9%	-0.8%

Aberdeen Asset Managers Limited (“AAML”), the Fund’s adviser, entered into a written contract with the Fund to waive certain fees which was terminated on April 30, 2018. Effective April 30, 2018, AAML entered into an expense limitation agreement with the Fund that is effective through April 30, 2020. Without such waivers and limitation agreements, performance would be lower. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended December 31, 2019. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Performance information for periods prior to April 30, 2018 does not reflect the Fund’s current strategy. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenaef.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended December 31, 2019, was 1.57%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended December 31, 2019, was 1.54%. The net operating expenses, net of fee waivers and excluding interest and line of credit expense based on the fiscal year ended December 31, 2019, was 1.19%.

1  The Custom AEF Emerging Markets Index (the “Custom Index”) reflects the returns of the MSCI Emerging Markets Latin America Index (Net Dividends) for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index (Net Dividends) for periods subsequent to April 30, 2018. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

Aberdeen Emerging Markets Equity Income Fund, Inc.	7

Portfolio Composition (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets as of December 31, 2019. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. As of December 31, 2019, the Fund did not have more than 25% of its assets invested in any industry or industry group.

Sectors	As a Percentage of Net Assets
Financials	28.9%*
Information Technology	19.9%
Communication Services	19.6%
Consumer Staples	9.6%
Materials	6.9%
Real Estate	6.8%
Consumer Discretionary	5.7%
Energy	5.6%
Industrials	4.0%
Utilities	2.0%
Private Equity	0.2%
Short-Term Investment	0.6%
Liabilities in Excess of Other Assets	(9.8)%
100.0%

*     As of December 31, 2019, the Fund’s holdings in the Financials sector consisted of five industries: Banks, Insurance, Thrifts and Mortgage Finance, Diversified Financial Services and Capital Markets which represented 18.6%, 4.8%, 2.6%, 1.6% and 1.3%, respectively, of the Fund’s net assets.

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of December 31, 2019.

Countries	As a Percentage of Net Assets
China	23.6%
Brazil	11.0%
Taiwan	10.0%
India	9.9%
South Korea	8.8%
Hong Kong	6.9%
Russia	5.6%
Mexico	5.3%
Thailand	5.2%
Indonesia	4.1%
South Africa	3.3%
Kenya	2.6%
Chile	2.2%
Macau	1.9%
Australia	1.4%
United Kingdom	1.2%
Malaysia	1.2%
Poland	1.2%
Romania	1.2%
Turkey	1.0%
Other	(7.6)%
100.0%

8	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Currency Composition	As a Percentage of Net Assets
Hong Kong	28.3%
United States	13.6%
Taiwan	10.0%
Brazil	9.0%
India	9.0%
South Korea	8.3%
Thailand	5.2%
South Africa	4.7%
Indonesia	4.1%
Mexico	3.3%
Kenya	2.6%
China	2.5%
Russia	1.9%
United Kingdom	1.2%
Malaysia	1.2%
Poland	1.2%
Romania	1.2%
Turkey	1.0%
Czech Republic	0.9%
Short-Term Investments	0.6%
Other Liabilities	(9.8)%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2019:

Name of Security	As a Percentage of Net Assets
Tencent Holdings Ltd.	7.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	6.3%
Samsung Electronics Co., Ltd.	6.1%
China Resources Land Ltd.	3.3%
Itausa – Investimentos Itau SA	2.9%
China Mobile Ltd.	2.7%
Ping An Insurance Group Co. of China Ltd., H Shares	2.6%
LUKOIL PJSC, ADR	2.5%
Housing Development Finance Corp. Ltd.	2.5%
CNOOC Ltd.	2.5%

Aberdeen Emerging Markets Equity Income Fund, Inc.	9

Portfolio of Investments

As of December 31, 2019

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—109.2%
COMMON STOCKS —97.3%
AUSTRALIA—1.4%
267,900	BHP Group PLC(a)	Metals & Mining—1.4%	$6,300,114
BRAZIL—8.1%
1,460,100	Ambev SA(a)	Beverages—1.6%	6,797,174
1,179,500	Banco Bradesco SA(a)	Banks—2.3%	10,040,597
360,900	IRB Brasil Resseguros S/A(a)	Insurance—0.8%	3,506,118
508,800	Telefonica Brasil SA(a)	Diversified Telecommunication Services—1.4%	6,216,650
674,595	Vale SA, ADR	Metals & Mining—2.0%	8,904,654
			35,465,193
CHILE—2.2%
225,600	Banco Santander Chile, ADR	Banks—1.2%	5,204,592
948,900	Enel Chile SA, ADR	Electric Utilities—1.0%	4,507,275
			9,711,867
CHINA—23.6%
70,600	58.com, Inc., ADR(b)	Interactive Media & Services—1.0%	4,569,938
1,138,500	China Merchants Bank Co. Ltd., H Shares(a)	Banks—1.3%	5,853,175
1,418,700	China Mobile Ltd.(a)	Wireless Telecommunication Services—2.7%	11,987,810
2,927,500	China Resources Land Ltd.(a)	Real Estate Management & Development—3.3%	14,565,295
6,487,000	CNOOC Ltd.(a)	Oil, Gas & Consumable Fuels—2.5%	10,786,774
548,577	Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect)(a)(c)	Electronic Equipment Instruments & Components—0.6%	2,586,006
953,500	Ping An Insurance Group Co. of China Ltd., H Shares(a)	Insurance—2.6%	11,283,205
22,700	Prosus(a)(b)	Internet & Direct Marketing Retail—0.4%	1,698,903
1,892,837	SAIC Motor Corp. Ltd., A Shares(a)(c)	Automobiles—1.5%	6,486,353
650,100	Tencent Holdings Ltd.(a)	Interactive Media & Services—7.1%	31,319,298
53,700	Yum China Holdings, Inc.	Hotels, Restaurants & Leisure—0.6%	2,578,137
			103,714,894
CZECH REPUBLIC—0.9%
111,300	Komercni Banka AS(a)	Banks—0.9%	4,075,979
HONG KONG—6.9%
563,000	AIA Group Ltd.(a)	Insurance—1.4%	5,921,612
8,822,000	Convenience Retail Asia Ltd.	Food & Staples Retailing—0.9%	3,962,501
2,803,000	Hang Lung Properties Ltd.(a)	Real Estate Management & Development—1.4%	6,154,672
176,432	Hong Kong Exchanges & Clearing Ltd.(a)	Capital Markets—1.3%	5,731,874
561,685	HSBC Holdings PLC(a)	Banks—1.0%	4,394,663
19,515,000	Pacific Basin Shipping Ltd.(a)	Marine—0.9%	4,110,336
			30,275,658
INDIA—9.9%
1,202,199	Bharti Infratel Ltd.	Diversified Telecommunication Services—1.0%	4,252,776
151,000	Hindustan Unilever Ltd.(a)	Household Products—0.9%	4,063,588
328,100	Housing Development Finance Corp. Ltd.(a)	Thrifts & Mortgage Finance—2.5%	11,096,160
540,000	Infosys Ltd.(a)	Information Technology Services—1.3%	5,567,401
375,600	Infosys Ltd., ADR	Information Technology Services—0.9%	3,876,192
2,792,000	ITC Ltd.(a)	Tobacco—2.1%	9,303,590
179,600	Tata Consultancy Services Ltd.	Information Technology Services—1.2%	5,447,521
			43,607,228

10	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments (continued)

As of December 31, 2019

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)

INDONESIA—4.1%
19,227,000	Bank Rakyat Indonesia Persero Tbk PT(a)	Banks—1.4%	$ 6,085,842
2,025,700	Indocement Tunggal Prakarsa Tbk PT(a)	Construction Materials—0.6%	2,770,607
2,086,800	Mandom Indonesia Tbk PT	Personal Products—0.4%	1,653,506
38,322,600	Sepatu Bata Tbk PT	Textiles, Apparel & Luxury Goods—0.4%	1,821,928
19,211,800	Telekomunikasi Indonesia Persero Tbk PT(a)	Diversified Telecommunication Services—1.3%	5,503,742
			17,835,625
ITALY—0.5%
100,777	Tenaris SA	Energy Equipment & Services—0.5%	2,281,591

KENYA—2.6%
11,511,400	Equity Group Holdings PLC	Banks—1.4%	6,076,565
16,438,700	Safaricom PLC	Wireless Telecommunication Services—1.2%	5,125,436
			11,202,001
MACAU—1.9%
1,598,800	Sands China Ltd.(a)	Hotels, Restaurants & Leisure—1.9%	8,542,499

MALAYSIA—1.2%
793,000	Heineken Malaysia Bhd	Beverages—1.2%	5,257,587

MEXICO—5.3%
147,657	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	Transportation Infrastructure—2.0%	8,850,561
1,518,797	Grupo Financiero Banorte SAB de CV, Class O	Banks—2.0%	8,479,398
2,892,300	Kimberly-Clark de Mexico SAB de CV, Class A	Household Products—1.3%	5,756,300
			23,086,259
POLAND—1.2%
195,000	Bank Polska Kasa Opieki SA(a)	Banks—1.2%
			5,160,383
ROMANIA—1.2%
1,372,200	BRD-Groupe Societe Generale SA	Banks—1.2%	5,091,985

RUSSIA—5.6%

565,500	Globaltrans Investment PLC	Road & Rail—1.1%	5,004,675
113,200	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels—2.6%	11,173,972
2,039,750	Sberbank of Russia PJSC(a)	Banks—1.9%	8,377,869
			24,556,516

SOUTH AFRICA—3.3%
1,559,400	FirstRand Ltd.(a)	Diversified Financial Services—1.6%	6,996,997
611,800	MTN Group Ltd.(a)	Wireless Telecommunication Services—0.8%	3,606,649
22,700	Naspers Ltd., N Shares(a)	Internet & Direct Marketing Retail—0.9%	3,714,785
			14,318,431
TAIWAN—10.0%
548,000	Globalwafers Co. Ltd.(a)	Semiconductors & Semiconductor Equipment—1.6%	7,017,904
2,545,000	Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services—2.2%	9,508,623
2,481,000	Taiwan Semiconductor Manufacturing Co. Ltd.(a)	Semiconductors & Semiconductor Equipment—6.2%	27,459,272
			43,985,799

Aberdeen Emerging Markets Equity Income Fund, Inc.	11

Portfolio of Investments (continued)

As of December 31, 2019

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)

THAILAND—5.2%
578,900		Advanced Info Service PCL, Foreign Shares(a)	Wireless Telecommunication Services—0.9%	$ 4,110,678
5,704,400		Hana Microelectronics PCL, Foreign Shares (a)	Electronic Equipment Instruments & Components—1.5%	6,561,190
12,083,400		Land & Houses PCL, Foreign Shares(a)	Real Estate Management & Development—0.9%	3,952,038
224,800		Siam Cement PCL (The), Foreign Shares(a)	Construction Materials—0.7%	2,938,214
7,947,300		Tesco Lotus Retail Growth Freehold & Leasehold Property Fund(a)	Equity Real Estate Investment Trusts (REIT)— 1.2%	5,385,976
				22,948,096
TURKEY—1.0%
3,539,781		Enerjisa Enerji AS(a)(d)	Electric Utilities—1.0%	4,394,137
UNITED KINGDOM—1.2%
567,527		M.P. Evans Group PLC(a)	Food Products—1.2%	5,454,396
		Total Common Stocks		427,266,238
PREFERRED STOCKS—11.7%
BRAZIL—2.9%
3,583,120		Itausa—Investimentos Itau SA(a)	Banks—2.9%	12,596,125
SOUTH KOREA —8.8%
66,405		LG Chem Ltd.(a)(b)	Chemicals—2.2%	9,920,127
2,200		Samsung Electronics Co. Ltd., GDR	Technology Hardware, Storage & Peripherals—0.5%	2,134,000
683,800		Samsung Electronics Co., Ltd.(a)	Technology Hardware, Storage & Peripherals—6.1%	26,772,030
				38,826,157
		Total Preferred Stocks		51,422,282
PRIVATE EQUITY—0.2%
GLOBAL—0.0%*
11,723,413	(e)	Emerging Markets Ventures I, L.P.(a)(b)(f)(g)(h)(i)	Private Equity— –%	89,450
ISRAEL—0.2%
1,250,001	(e)	ABS GE Capital Giza Fund, L.P.(a)(b)(f)(g)(i)(m)	Private Equity— –%	28,875
3,349,175	(e)	BPA Israel Ventures, LLC (a)(b)(f)(g)(h)(i)(m)	Private Equity— –%	125,092
250,440	(e)	Delta Fund I Liquidating Trust (a)(b)(f)(g)(i)	Private Equity— –%	726
108,960		Exent Technologies Ltd. Preferred A1 Shares (a)(b)(f)(g)(i)(n)	Private Equity— –%	–
93,456		Exent Technologies Ltd. Preferred C Shares (a)(b)(f)(g)(i)(n)	Private Equity— –%	–
23,574		Exent Technologies Ltd. Warrants A1 (a)(b)(f)(g)(i)(n)	Private Equity— –%	–
70,284		Flash Networks Ltd. Ordinary Shares (a)(b)(f)(g)(i)(n)	Private Equity— –%	–
18		Flash Networks Ltd. Series C Preferred (a)(b)(f)(g)(i)(n)	Private Equity— –%	–
34,896		Flash Networks Ltd. Series C-1 Preferred (a)(b)(f)(g)(i)(n)	Private Equity— –%	–
20,289		Flash Networks Ltd. Series D Preferred (a)(b)(f)(g)(i)(n)	Private Equity— –%	–
14,928		Flash Networks Ltd. Series E Preferred (a)(b)(f)(g)(i)(n)	Private Equity— –%	–
33		Flash Networks Ltd. Warrants C (a)(b)(f)(g)(i)(n)	Private Equity— –%	–
78		Flash Networks Ltd. Warrants Ordinary (a)(b)(f)(g)(i)(n)	Private Equity— –%	–

12	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2019

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued)
PRIVATE EQUITY (continued)

ISRAEL (continued)
4,000,000	(e)	Giza GE Venture Fund III, L.P.(a)(b)(f)(g)(i)(j)(m)	Private Equity— –%	$67,960
1,522,368	(e)	Neurone Ventures II, L.P.(a)(b)(f)(g)(i)(j)(m)	Private Equity— –%	106,443
2,400,000		Telesoft Partners II QP, L.P.(a)(b)(f)(i)(m)	Private Equity—0.2%	695,400
				1,024,496
		Total Private Equity		1,113,946
		Total Long-Term Investments—109.2% (cost $467,011,493)		479,802,466
Shares		Description		Value (US$)
SHORT-TERM INVESTMENT—0.6%
UNITED STATES—0.6%
2,676,158		State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.53%(k)		2,676,158
		Total Short-Term Investment—0.6% (cost $2,676,158)		2,676,158
		Total Investments—109.8% (cost $469,687,651)(l)		482,478,624
		Liabilities in Excess of Other Assets—(9.8)%		(43,148,814)
		Net Assets—100.0%		$439,329,810

(a)

Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)

China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(d)	Denotes a security issued under Regulation S or Rule 144A.
(e)	Represents contributed capital.
(f)	Illiquid security.
(g)	Considered in liquidation by the Fund’s Adviser.
(h)	As of December 31, 2019, the aggregate amount of open commitments for the Fund is $2,627,412.
(i)	Restricted security, not readily marketable. See Note 8 of the accompanying Notes to Financial Statements.
(j)	Considered active investments by the Fund’s Adviser.
(k)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of December 31, 2019.
(l)	See accompanying Notes to Portfolio of Investments for tax unrealized appreciation/(depreciation) of securities.
(m)	Fund of Fund investment
(n)	Direct investment
*	“Global” is the percentage attributable to the Fund’s holdings in a private equity fund which invests globally and is not categorized under a particular country.

ADR American Depositary Receipt

GDR Global Depositary Receipt

PLC Public Limited Company

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	13

Statement of Assets and Liabilities

As of December 31, 2019

Assets
Investments, at value (cost $467,011,493)	$479,802,466
Short-term investments, at value (cost $2,676,158)	2,676,158
Foreign currency, at value (cost $291,546)	293,497
Interest and dividends receivable	863,266
Tax reclaim receivable	155,624
Prepaid expenses	113,432
Prepaid expenses in connection with revolving credit facility (Note 7)	4,503
Total assets	483,908,946
Liabilities
Revolving credit facility payable (Note 7)	40,900,000
Dividends payable to common shareholders	2,283,830
Investment advisory fees payable (Note 3)	857,409
Interest payable on revolving credit facility	80,531
Administration fees payable (Note 3)	80,478
Director fees payable	75,750
Deferred foreign capital gains tax (Note 2h)	28,387
Investor relations fees payable (Note 3)	24,830
Other accrued expenses	247,921
Total liabilities	44,579,136

Net Assets	$439,329,810
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$50,752
Paid-in capital in excess of par	450,319,462
Distributable accumulated loss	(11,040,404)
Net Assets	$439,329,810
Net asset value per share based on 50,751,778 shares issued and outstanding	$8.66

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Equity Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2019

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $1,712,577)	$ 19,537,259
Interest income and other income	157,999
Total Investment Income	19,695,258
Expenses
Investment advisory fee (Note 3)	3,788,822
Administration fee (Note 3)	353,883
Directors’ fees and expenses	314,500
Custodian’s fees and expenses	307,723
Insurance expense	210,970
Legal fees and expenses	115,984
Reports to shareholders and proxy solicitation	93,547
Investor relations fees and expenses (Note 3)	89,043
Independent auditors’ fees and expenses	71,620
Transfer agent’s fees and expenses	43,374
Miscellaneous	41,177
Total expenses before reimbursed/waived expenses	5,430,643
Interest and revolving credit facility expenses (Note 7)	1,515,715
Total expenses	6,946,358
Less: Investment advisory fee waiver (Note 3)	(151,341)
Net expenses	6,795,017

Net Investment Income	12,900,241
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(19,149,699)
Foreign currency transactions	36,606
(19,113,093)
Net change in unrealized appreciation/(depreciation) on:
Investments (including $28,387 change in deferred capital gains tax)	84,741,160
Foreign currency translation	(27,695)
84,713,465
Net realized and unrealized gain from investments and foreign currency translations	65,600,372
Net Increase in Net Assets Resulting from Operations	$78,500,613

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	15

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 12,900,241	$ 9,986,538
Net realized gain/(loss) from investment and foreign currency related transactions	(19,113,093)	122,742,486
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	84,713,465	(229,735,744)
Net increase/(decrease) in net assets resulting from operations	78,500,613	(97,006,720)
Distributions to Shareholders from:
Distributable earnings	(8,986,152)	(99,098,116)
Net decrease in net assets from distributions	(8,986,152)	(99,098,116)
Proceeds from shares issued from the reorganizations resulting in the addition of 0 and 81,520,642 shares, respectively (Notes 1 and 12)	–	649,848,047
Repurchase of common stock resulting in the reduction of 74,175 and 716,879 shares of common stock, respectively (Note 6)	(516,082)	(4,951,726)
Cost of shares purchased through a tender offer (including $161,303 & $239,985 in expenses, respectively) of 8,956,196 and 28,470,130 shares, respectively (Note 5)	(70,557,004)	(225,159,713)
Expenses in connection with the in-kind tender offer (Note 6)	69,642	–
Change in net assets from capital transactions	(71,003,444)	419,736,608
Change in net assets resulting from operations	(1,488,983)	223,631,772
Net Assets:
Beginning of year	440,818,793	217,187,021
End of year	$439,329,810	$440,818,793

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

16	Aberdeen Emerging Markets Equity Income Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2019	2018(a)		2017(b)		2016(b)		2015(b)
PER SHARE OPERATING PERFORMANCE(c):
Net asset value per common share, beginning of year	$7.37	$9.99		$7.80		$5.91		$8.57
Net investment income	0.23	0.19		0.10		0.11		0.14
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.21	(1.36)		2.23		1.88		(2.69)
Total from investment operations applicable to common shareholders	1.44	(1.17)		2.33		1.99		(2.55)
Dividends and distributions to common shareholders from:
Net investment income	(0.17)	(0.13)		(0.14)		(0.10)		(0.11)
Net realized gains	–	(1.36)		–		–		–
Total distributions	(0.17)	(1.49)		(0.14)		(0.10)		(0.11)
Capital Share Transactions:
Impact of open market repurchase program (Note 6)	–	0.01		–		–		–
Impact due to tender offer	0.02	0.03		–		–		–
Total capital share transactions	0.02	0.04		–		–		–
Net asset value per common share, end of year	$8.66	$7.37		$9.99		$7.80		$5.91
Market value, end of year	$7.62	$6.35		$9.15		$6.78		$5.22
Total Investment Return Based on(d):
Market value	22.80%	(16.72%	)	37.05%		31.68%		(30.95%	)
Net asset value	20.25%	(10.38%	)	30.05%		33.81%		(29.42%	)(e)
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$439,330	$440,819		$217,187		$169,502		$128,544
Average net assets (000 omitted)	$442,354	$445,001		$203,477		$161,113		$162,418
Total expenses, net of fee waivers(f)	1.54%	1.55%		1.68%		1.37%		1.39%
Total expenses, excluding fee waivers(f)	1.57%	1.56%	(g)	1.70%		1.38%		1.41%
Total expenses, excluding taxes net of fee waivers	1.54%	1.45%	(g)	1.32%		1.34%		1.39%
Total expenses, excluding taxes and interest and revolving credit facility expenses, net of fee waivers	1.19%	1.25%	(g)	–	(h)	–	(h)	–	(h)
Net investment income(f)	2.92%	2.24%		1.03%		1.48%		1.82%
Portfolio turnover	13.26%	145.10%	(i)	14.53%		10.71%		14.75%
Senior securities (loan facility) outstanding (000 omitted)	$40,900	$49,000		$–	(h)	$–	(h)	$–	(h)
Asset coverage ratio on revolving credit facility at year end	1,174%	1,000%		–	(h)	–	(h)	–	(h)
Asset coverage per $1,000 on revolving credit facility at year end(j)	$11,742	$9,996		$–	(h)	$–	(h)	$–	(h)

(a)	Seven Aberdeen Funds reorganized into Aberdeen Emerging Markets Equity Income Fund on April 27, 2018. (See Notes 1 and 13)
(b)

Historical net asset value and per share amounts for the accounting survivor of the reorganizations discussed in Note 1 of the Notes to Financial Statements have been recasted to reflect the conversion ratio of 2.9187 in effect on the date of reorganization of April 27, 2018. Ratios to Average Net Assets were not impacted.

(c)	Based on average shares outstanding.
(d)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Aberdeen Emerging Markets Equity Income Fund, Inc.	17

Financial Highlights (concluded)

(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(f)	Ratios include the effect of Chilean taxes.
(g)

Effective April 30, 2018, the Fund entered into an expense limitation agreement to limit total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. (See Note 3) Prior to this, there was no expense limitation agreement in place.

(h)	Effective June 26, 2018, the Fund began utilizing the revolving credit facility.
(i)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to the reorganization of the Fund and change in investment strategy.
(j)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

18	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements

December 31, 2019

1. Organization

Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE American Exchange under the ticker symbol “AEF”.

On April 27, 2018, the Aberdeen Chile Fund, Inc. through a series of reorganizations, acquired the assets and assumed the liabilities of the

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Greater China Fund, Inc. and The Asia Tigers Fund, Inc. The Aberdeen Latin America Equity Fund, Inc. is considered the performance and accounting survivor of the reorganizations and certain financial history of the Aberdeen Latin America Equity Fund, Inc. is included in these financial statements. The Aberdeen Chile Fund, Inc. prior to close of business April 27, 2018 is considered the tax survivor of the reorganizations.

The following is a summary of the net asset value per share issued as of April 27, 2018.

Fund	Shares Issued	Net Asset Value Per Shares Issued
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.,	15,379,430	$15.6741
Aberdeen Israel Fund, Inc.	8,139,466	19.9425
Aberdeen Indonesia Fund, Inc.	7,242,752	7.5631
Aberdeen Latin America Equity Fund, Inc.	21,739,864	28.2129
Aberdeen Singapore Fund, Inc.	11,120,171	14.4589
Aberdeen Greater China Fund, Inc.	11,799,376	12.9360
The Asia Tigers Fund, Inc.	4,190,411	11.6849
Total	79,611,470

Effective April 30, 2018, the Aberdeen Chile Fund, Inc. changed its name and strategy. The renamed Fund is Aberdeen Emerging Markets Equity Income Fund, Inc. and its new strategy is to seek to provide both current income and long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market equity securities. The Fund intends to use leverage for investment purposes through borrowing in an amount currently estimated to be approximately 10% of total assets.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors

Aberdeen Emerging Markets Equity Income Fund, Inc.	19

Notes to Financial Statements (continued)

December 31, 2019

are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act as of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund may also invest in private equity private placement securities, which represented 0.2% of the net assets of the Fund as of December 31, 2019. The private equity private placement securities in which the Fund is invested are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are stated at fair value as determined by the Fund’s Pricing Committee by utilizing the net asset valuations provided by the underlying funds as a practical expedient. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments. No such adjustments were made to the NAVs provided by the underlying funds.

20	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$133,149,558	$294,116,680	$–	$427,266,238
Preferred Stocks	2,134,000	49,288,282	–	51,422,282
Short-Term Investment	2,676,158	–	–	2,676,158
Total	$137,959,716	$343,404,962	$–	$481,364,678
Private Equity(a)				1,113,946
Total Investments				$482,478,624

Amounts listed as “–” are $0 or round to $0.

(a)

Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign

Aberdeen Emerging Markets Equity Income Fund, Inc.	21

Notes to Financial Statements (continued)

December 31, 2019

currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

f. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

g. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” (“RIC”) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on investments.

i. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. AAML receives an annual fee calculated weekly and paid quarterly, equal to 0.90% of the first $250 million, 0.80% of amounts $250-$500 million and 0.75% of amounts over $500 million. For the fiscal year ended December 31, 2019, AAML earned $3,788,822 for advisory services.

AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through April 30, 2020. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees,

22	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. Through December 31, 2019, AAML waived a total of $151,341 pursuant to the Expense LimitationAgreement. AAML may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML (the "Reimbursement Requirements").

As of December 31, 2019 to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML for them Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Amount Fiscal Year 2018 (Expires 12/31/21)	Amount Fiscal Year 2019 (Expires 12/31/22)	Total*
$70,875	$151,341	$222,216

*     Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

b. Fund Administration:

Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.) ("ASII"), an affiliate of the Adviser, is the Fund's Administrator, pursuant to an agreement under which ASII receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund's average monthly net assets. For the fiscal year ended December 31, 2019, ASII earned $353,883 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended December 31, 2019, the Fund incurred investor relations fees of approximately $89,043. For the year ended December 31, 2019, ASII did not contribute to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2019, were $63,891,818 and $148,442,838, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share common stock. As of December 31, 2019, there were 50,751,778 shares of common stock issued and outstanding.

a. Tender Offer and Distribution:

On May 8, 2019, the Fund's Board approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase up to 15% of its issued and outstanding shares at a price equal to 98% of the Fund's NAV per share at the close of business on the NYSE American on June 18, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 17, 2019 and expired on June 17, 2019. In connection with the tender offer, the Fund purchased 8,956,196 shares of capital stock at a price equal to $7.86 totalling $70,395,701. The tender offer was oversubscribed and

Aberdeen Emerging Markets Equity Income Fund, Inc.	23

Notes to Financial Statements (continued)

December 31, 2019

all tenders of shares were subject to pro ration (at a ratio of approximately 0.2306) in accordance with the terms of the tender offer.

On May 11, 2018, the Fund's Board approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase up to 32% of its issued and outstanding shares at a price equal to 99% of the Fund's net asset value per share at the close of business on the NYSE American Exchange on June 20, 2018, the first business day following the expiration of the offer. The tender offer commenced on May 22, 2018 and expired on June 19, 2018. In connection with the tender offer, the Fund purchased 28,470,131 shares of capital stock at a price equal to $7.9002 totalling $224,919,728. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.44155) in accordance with the terms of the tender offer. The Fund also paid a distribution of US$0.882 per share on June 28, 2018 to all shareholders of record as of June 15, 2018, which, in combination with the tender offer, represents an aggregate distribution of approximately 41.1% of the Fund's assets as of the close of business April 27, 2018.

6. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund's website on a monthly basis. For the fiscal year ended December 31, 2019, the Fund repurchased 74,175 shares pursuant to its repurchase agreement.

7. Credit Facility

The Fund's $65,000,000 1-year senior secured revolving credit facility with The Bank of Nova Scotia terminated on June 25, 2019 and was replaced with a $55,000,000 senior secured revolving credit facility with The Bank of Nova Scotia for a 1-year term. The outstanding balance on the loan as of December 31, 2019 was $40,900,000 and the average interest rate on the loan facility was 3.02%. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis. The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund's portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.

8. Private Equity Investments

Certain of the Fund's investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value at 12/31/19	Percent of Net Assets	Cumulative Distributions Received(2)
ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$1,250,000	$985,303	$28,875	0.01	$1,660,765
BPA Israel Ventures, LLC(3)	10/05/00 – 12/09/05	4,600,000	1,809,951	125,092	0.03	705,645
Delta Fund I, L.P.	11/15/00 – 03/28/07	250,000	89,240	726	–	339,118
Emerging Markets Ventures I, L.P.(3)	01/22/98 – 01/10/06	13,100,000	3,999,829	89,450	0.02	12,723,311
Exent Technologies Ltd. Preferred A1 Shares(4)	11/29/15	–	178,199	–	–	–
Exent Technologies Ltd. Preferred C Shares(4)	11/29/15	–	–	–	–	–
Exent Technologies Ltd. Warrants A1(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Ordinary Shares(4)	11/29/15	–	163,839	–	–	–
Flash Networks Ltd. Series C Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series C-1 Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series D Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series E Preferred(4)	11/29/15	–	–	–	–	–

24	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 12/31/19	Percent of Net Assets	Cumulative Distributions Received(2)
Flash Networks Ltd. Warrants C(4)	11/29/15	$–	$–	$–	–	$–
Flash Networks Ltd. Warrants Ordinary(4)	11/29/15	–	–	–	–	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	4,000,000	2,429,172	67,960	0.01	1,323,321
Neurone Ventures II, L.P.(3)	11/24/00 – 12/21/10	1,500,000	208,561	106,443	0.02	1,067,128
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	2,400,000	1,066,369	695,400	0.16	1,282,411
Total		$27,100,000	$10,930,463	$1,113,946	0.25	$19,101,699

Amounts listed as “ – ” are $0 or round to $0.

(1)  Telesoft Partners II QP, L.P. is still considered an active investment by the Fund’s Adviser. Extent Technologies Ltd., Flash Networks Ltd., Neurone Ventures II, L.P., ABS GE Capital Giza Fund, L.P., BPA Israel Ventures, LLC, Delta Fund I, L.P., Giza GE Venture Fund III, L.P., Emerging Markets Ventures I, L.P. and Technology Crossover Ventures IV, L.P. are in liquidation.

(2)  Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.

(3)  BPA Israel Ventures LLC has open commitments of $1,250,825. Emerging Markets Ventures I, L.P. has open commitments of $1,376,587.

(4)  Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

The Fund may incur certain costs in connection with the disposition of the above securities.

9. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject

Aberdeen Emerging Markets Equity Income Fund, Inc.	25

Notes to Financial Statements (continued)

December 31, 2019

to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. China Risk:

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund’s ability to freely trade in China A shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

e. Illiquid Securities Risk:

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

f. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

g. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

h. Market Event Risk:

The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Policy and legislative changes in countries around the world are affecting many aspects of financial regulation. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries

26	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

For example, whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

Please read the prospectus for more detailed information regarding these and other risks.

10. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of December 31, 2019, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$467,446,753	$52,877,006	$(37,845,135)	$15,031,871

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	December 31, 2019	December 31, 2018
Distributions paid from:
Ordinary Income	$8,986,152	$5,488,755
Net long-term capital gains	–	86,888,712
Total tax character of distributions	$8,986,152	$92,377,467

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income – net	$6,571,960
Undistributed long-term capital gains – net	–
Total undistributed earnings	$6,571,960
Capital loss carryforward	(32,610,698	)*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	14,998,334	**
Total distributable earnings/(losses) – net	$(11,040,404)

*  On December 31, 2019, the Fund had a net capital loss carryforward of $(32,610,698)) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$ 4,702,188	Unlimited (Short-Term)
27,908,510	Unlimited (Long-Term)

Aberdeen Emerging Markets Equity Income Fund, Inc.	27

Notes to Financial Statements (continued)

December 31, 2019

**     The tax basis of components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to wash sales, passive foreign investment companies, partnership adjustments and merger CLCO outstanding.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to prior year REIT true up. These reclassifications have no effect on net assets or NAVs per share.

Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
$2,789,828	$(2,789,828)

12. Fund Reorganization

Effective April 27, 2018, the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), acquired all of the assets and assumed all of the liabilities of the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (“ABE”), Aberdeen Israel Fund, Inc. (“ISL”), Aberdeen Indonesia Fund, Inc. (“IF”), Aberdeen Latin America Equity Fund, Inc. (“LAQ”), Aberdeen Singapore Fund, Inc. (“SGF”), Aberdeen Greater China Fund, Inc. (“GCH”) and The Asia Tigers Fund, Inc. (“GRR”) (the “Acquired Funds”) pursuant to a plan of reorganization approved by the Board of Directors on October 4, 2017 except GRR, which approved on October 31, 2017. On April 30, 2018, the Acquiring Fund changed its name to Aberdeen Emerging Markets Equity Income Fund, Inc.

The acquisition was accomplished by a tax-free exchange as follows:

49,853,913 shares of the Acquired Funds, fair valued at $769,560,237 for 79,611,470 shares of the Acquiring Fund.

The investment portfolio and cash of the Acquired Funds, with a fair value of $768,833,828 and identified cost of $669,191,819 were the principal assets acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund, were recorded at value; however, the cost basis of the investments received from each of the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquiring Fund acquired capital loss carryovers of $13,689,302 which is subject to loss limitations from the Acquired Funds. Immediately prior to the merger, the net assets of the Acquiring Fund were $80,843,745.

Assuming that the merger had been completed on January 1, 2018, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2018 are as follows (unaudited):

Net investment income	$8,515,347
Net realized and unrealized loss from investments	(107,586,486)
Net decrease in net assets from operations	(99,071,139)

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
Before Reorganization
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9,484,813	$148,665,555	$15.67	$(4,438,520)	$(7,214,263)
Aberdeen Israel Fund, Inc.	3,945,468	78,682,385	19.94	29,355,050	1,581,369
Aberdeen Indonesia Fund, Inc.	9,257,205	70,012,721	7.56	9,430,450	(991,879)
Aberdeen Latin America Equity Fund, Inc.	7,448,517	210,143,941	28.21	23,607,425	1,952,021
Aberdeen Singapore Fund, Inc.	7,434,333	107,492,280	14.46	27,382,433	(389,863)
Aberdeen Greater China Fund, Inc.	8,816,794	114,054,347	12.94	9,242,164	221,508
The Asia Tigers Fund, Inc.	3,466,783	40,509,009	11.68	5,063,007	83,140
Aberdeen Chile Fund, Inc.	9,357,690	90,453,557	9.67	25,992,917	7,327,710
Total		$860,013,795		$125,634,926	$2,569,743

28	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2019

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
After Reorganization
Aberdeen Emerging Markets Equity Income Fund, Inc.	88,969,160	$860,013,795	$9.67	$125,634,926	$2,569,743

Subsequent to the reorganization the Fund underwent two tender offers. Please see Note 5 of the Notes to Financial Statement for further information.

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2019.

Aberdeen Emerging Markets Equity Income Fund, Inc.	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Aberdeen Emerging Markets Equity Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Emerging Markets Equity Income Fund, Inc. (the Fund), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the two-year period ended December 31, 2016, were audited by other independent registered public accountants whose report, dated February 27, 2017, expressed an unqualified opinion on these financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and other third parties. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

February 27, 2020

30	Aberdeen Emerging Markets Equity Income Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended December 31, 2019:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
3/29/2019	$0.040000000	$–	$–	$0.040000000	$0.007623186	$0.047623186	$0.047623186	$0.039616964
6/29/2019	0.040000000	–	–	0.040000000	0.007623186	0.047623186	0.047623186	0.039616963
9/30/2019	0.045000000	–	–	0.045000000	0.008576085	0.053576085	0.053576085	0.044569084
1/10/2019	0.045000000	–	–	0.045000000	0.008576084	0.053576084	0.053576084	0.044569084
TOTAL	$0.170000000	$–	$–	$0.170000000	$0.032398541	$0.202398541	$0.202398541	$0.168372095

(1)       The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)        The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Dividend Reinvestment and Optional Cash Purchase Plan

On September 4, 2019, the Board approved the termination of the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent, and adopted a Dividend Reinvestment and Optional Cash Purchase Plan (“New DRIP”) for the Fund, each effective for distributions declared after the close of business on April 30, 2020. A few of the key terms and a summary of the New DRIP are set out below.

Feature	New DRIP
Automatically Enrolled in Dividend Reinvestment	Yes (only new shareholders establishing a position after April 30, 2020 will be automatically enrolled, subject to the Plan’s terms)
Optional Cash Purchases (“OCP”)	Yes
Frequency of OCPs	Monthly
Maximum Aggregate Annual Amount	$250,000
Initial Direct Purchases Allowed	No
Fractional Shares Issued	Yes
Business Days to purchase DRIPshares	3 - 5 days
Certificates Issued	No
Schedule Recurring Deductions	Yes
Online Bank Debits	Yes
DRIP purchases at a discount	Shares are purchased on the open market
DRIP purchases at a premium	Shares are issued at the higher of NAV or 95% of current market price
Additional Terms:

If the Fund shifts from trading at a discount to trading at a premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Fee Structure:

$10 enrollment fee; $0.02 per share for purchases; returned check $25; duplicate statement $10; Batch Order Sale – $10 and $0.12 per share; Market Order, Day Limit Order and Good-Til- Cancelled Limit Order – $25 and $0.12 per share; OCP online bank debit – $2.50 and $0.02 per share; OCP check – $5 and $0.02 per share.$15 fee to sell shares via the phone.

Aberdeen Emerging Markets Equity Income Fund, Inc.	31

Dividend Reinvestment and Optional Cash Purchase Plan (continued)

Below is a Summary of the New Drip that will be effective with distributions declared after April 30, 2020.

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open- market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market within five business days after receiving the funds.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay per share fee of currently $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when

32	Aberdeen Emerging Markets Equity Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (concluded)

they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone or using Investor Center. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Emerging Markets Equity Income Fund, Inc.	33

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

James Cattano Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1943	Director, Chairman of the Audit and Valuation Committee, Nominating Committee Member	Since 1989; current term ends at the 2020 annual Meeting	Mr. Cattano is the President of Costal Trade Corporation (international commodity trade) since October 2011.	1

Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006. Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. from 1993 to 2018; Aberdeen Israel Fund, Inc. from 1989 to 2018; Aberdeen Indonesia Fund, Inc. from 1989 to 2018; and Aberdeen Latin America Equity Fund, Inc. from 1989 to 2018.

Lawrence J. Fox c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1943	Director, Audit and Valuation Committee Member, and Nominating Committee Member	Since 2006; current term ends at the 2022 annual Meeting	Mr. Fox has been a Partner at Schieman, Updike & Kaufman LLP (law firm) since February 2017. Previously, he was a Partner at Drinker Biddle & Reath LLP (law firm) from 1972 to January 2017. He has also been a Lecturer at Yale Law School (education) since 2009.	1

Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corporation of America since 2011; Director of Aberdeen Israel Fund, Inc. from 2006 to 2018; Aberdeen Indonesia Fund, Inc. from 2003 to 2017; and Aberdeen Latin America Equity Fund, Inc. from 2003 to 2018.

Nancy Yao Maasbach c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Director, Audit and Valuation Committee Member, and Nominating Committee Member	Since 2018; current term ends at the 2021 annual meeting	Ms. Maasbach has been the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015.	6	Director of the The Asia Tigers Fund, Inc. from 2016 to 2018.

C. William Maher c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Director, Audit and Valuation Committee Member, and Nominating Committee Member	Since 2018; current term ends at the 2022 annual meeting	Mr. Maher is a Senior Advisor and Co-founder of Asymmetric Capital Management LLC since May 2018. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016. Prior to that Mr. Maher served as Chief Financial Officer of Santa Barbara Tax Products Group from 2010 to 2014.	1	Director of Aberdeen Greater China Fund, Inc. from 2003 to 2018

34	Aberdeen Emerging Markets Equity Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Rahn Porter c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Director, Audit and Valuation Committee Member, and Nominating Committee Member	Since 2018; current term ends at the 2021 annual meeting	Mr. Porter is the Principal at RPSS Enterprise (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	24	Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018; Director, CenturyLink Asset Management Company since 2006; Director, Blackridge Financial, Inc. from 2004 to 2019.

Steven N. Rappaport c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Chairman of the Board of Directors, Chairman of the Nominating Committee and Audit and Valuation Committee Member	Since 2003, Chairman since January 2018; current term ends at the 2020 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	23

Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company) since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund since 2005; Director of Credit Suisse NEXT Fund since 2013; Director of Credit Suisse Park View Fund until September 2016. Director of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. from 2006 to 2018, Aberdeen Israel Fund, Inc. from 2003 to 2018, Aberdeen Indonesia Fund, Inc. from 2003 to 2018 and Aberdeen Latin America Equity Fund, Inc. from 2003 to 2018.

*  Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (which currently consists of 4 portfolios) , Aberdeen Funds (which currently consists of 22 portfolios) and Aberdeen Standard Investments ETFs (which currently consists of 4 portfolios ) have a common investment adviser, or an investment adviser that is affiliated with the Investment Adviser and Sub-Adviser, and may thus be deemed to be part of the same “Fund Complex.”

Aberdeen Emerging Markets Equity Income Fund, Inc.	35

Management of the Fund (unaudited) (continued)

Information Regarding Officers* who are not Directors

Name, Address and Age	Positions(s) Held with Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President of the Fund	Since 2009	Currently, Group Head of Product Opportunities, for Aberdeen Standard Investments since 2008.

Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President – Compliance of the Fund	Since 2017	Currently, Chief Risk Officer – Americas. Mr. Andolina joined Aberdeen in 2012.

Jeffrey Cotton** Aberdeen Standard Investments Inc. 6 St Andrew Square Edinburgh EH2 2AH Year of Birth: 1977	Vice President, Compliance of the Fund	Since 2011	Currently, Chief Risk Officer – EMEA. Mr. cotton joined ASI in 2010.

Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer of the Fund	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas for Aberdeen Standard Investments Inc. Ms. Melia joined Aberdeen Standard Investments Inc. in September 2009.

Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Fund	Since 2009	Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005.

Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President of the Fund	Since 2009

Currently, Director, Vice President and Head of Product – Americas, overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the US and Canada for Aberdeen Standard Investments Inc. and joined in 2000.

Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President of the Fund	Since 2014

Currently, Chairman – Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

36	Aberdeen Emerging Markets Equity Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Positions(s) Held with Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Joanne Irvine Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President of the Fund	Since 2009

Currently, Deputy Head of Global Emerging Markets since 2018. Previously, she served as Head of Emerging Markets Ex. Asia on the global emerging markets equities team. Ms. Irvine joined Aberdeen Asset Management in 1996 in a group development role.

Devan Kaloo Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1972	Vice President of the Fund	Since 2009

Currently, Global Head of Equities since 2018. Previously, he was Head of Equities Aberdeen Asset Management PLC from 2016 to 2018. Prior to that, he was the Head of Global Emerging Markets for Aberdeen Asset Management from 2005 to 2016. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Fund	Since 2009	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments Inc. in 2007.

Nick Robinson Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1978	Vice President of the Fund	Since 2011

Currently, Investment Director for Aberdeen Asset Managers Limited since 2016. Previously, he was a Director and Head of Brazilian Equities, of Aberdeen Asset Management’s operations in São Paulo, Brazil from 2009 to 2016.

Hugh Young*** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President of the Fund	Since 2009

Currently a member of the Executive Management Committee and Managing Director of Aberdeen Standard Investment (Asia) Limited since 1991. Mr. Young is a Director of Aberdeen Asset Management PLC since 2011.

Heather Hasson** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary of the Fund	Since 2012	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. since 2009. Ms. Hasson joined Aberdeen Standard Investments Inc. as a Fund Administrator in 2006.

Aberdeen Emerging Markets Equity Income Fund, Inc.	37

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Positions(s) Held with Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Sharon Ferrari** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer of the Fund	Since 2011	Currently, Senior Fund Administration Manager – US for Aberdeen Standard Investments Inc. since 2013. Ms. Ferrari joined Aberdeen Standard Investments Inc. as a Senior Fund Administrator in 2008.

*     Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually by the Board.

**   Messrs. Cotton, Andolina, Goodson, Hendry, and Pittard and Mses. Ferrari, Hasson, Kennedy, Melia and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs (which consist of 4 portfolios), Aberdeen Investment Funds (which consists of 4 portfolios) and Aberdeen Funds (which currently consists of 22 portfolios), each of which may also be deemed to be a part of the same “Fund Complex.”

***  Mr. Young serves as an Interested Director of The India Fund, Inc. and as an officer on multiple funds which have a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the investment adviser of the Fund and may thus be deemed to be part of the same “Fund Complex” as the Fund.

38	Aberdeen Emerging Markets Equity Income Fund, Inc.

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Corporate Information

Directors

James J. Cattano

Lawrence J. Fox

Nancy Yao Maasbach

C. William Maher

Rahn Porter

Steven N. Rappaport, Chairman

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Co.
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000

Loiusville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200

Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeen-asset.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Equity Income Fund, Inc. are traded on the NYSE American under the symbol “AEF”. Information about the Fund’s net asset value and market price is available at www.aberdeenaef.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Equity Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AEF Annual

Item 2 – Code of Ethics.

(a)             As of December 31, 2019, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)            Definitional.

(c)             There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)            During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)             Not Applicable

(f)              A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Steven N. Rappaport, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Rappaport as the Audit and Valuation Committee’s financial expert. Mr. Rappaport is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
December 31, 2019	$60,000	$0	$11,620	$0
December 31, 2018	$60,000	$21,000	$11,620	$0

1                   The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)    The  Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the

Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)    None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                      Not applicable.

(g)                     Non-Audit Fees

For the fiscal years ended December 31, 2019 and December 31, 2018, respectively, KPMG billed $612,437 and $7490970 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Adviser.

(h)                    Not applicable.

Item 5 – Audit Committee of Listed Registrants.

(a)                      The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2019, the Audit and Valuation committee members were:

James Cattano

Lawrence Fox

Nancy Yao Maasbach

C. William Maher

Steven Rappaport

(b)                        Not applicable.

Item 6 – Investments.

(a)       Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)      Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 -      Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March [  ], 2020.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Hugh Young is a Managing Director of Aberdeen Standard Investment (Asia) Limited. Previously, he served as Head of Asia Pacific, a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc). Hugh joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

Devan Kaloo Global Head Equities	Responsible for equities globally from the London office.

Currently, Global Head of Equities. Previously, Head of Global Emerging Markets Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen’s Singapore based Asian equities team in 2000.

Joanne Irvine Deputy Head of Global Emerging Markets	Responsible for emerging market equity portfolio management

Currently Deputy Head of GEM since 2017. Previously served as Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Flavia Cheong Head of Equities – Asia Pacific	Responsible for company research and oversight of portfolio construction for Asia Pacific Equities

Currently, Head of Equities — Asia Pacific for ASI. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

Mark Gordon-James Investment Director	Responsible for global emerging market equity portfolio management	Currently an Investment Director on the global emerging markets equity team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

(a)(2)  The information in the table below is as of December 31, 2019.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	6	$923.48	0	$0
	Pooled Investment Vehicles	58	$19,793.90	0	$0
	Other Accounts	49	$13,243.38	9	$3,305.18
Devan Kaloo	Registered Investment Companies	9	$7,978.88	0	$0
	Pooled Investment Vehicles	24	$11,335.90	0	$0
	Other Accounts	25	$10,8411.11	5	$1,726.85

Joanne Irvine	Registered Investment Companies	9	$7,978.88	0	$0
	Pooled Investment Vehicles	24	$11,335.90	0	$0
	Other Accounts	25	$10,8411.11	5	$1,726.85

Flavia Cheong	Registered Investment Companies	6	$923.48	0	$0
	Pooled Investment Vehicles	58	$19,793.90	0	$0
	Other Accounts	49	$13,243.38	9	$3,305.18

Mark Gordon-James	Registered Investment Companies	9	$7,978.88	0	$0
	Pooled Investment Vehicles	24	$11,335.90	0	$0
	Other Accounts	25	$10,8411.11	5	$1,726.85

Total assets are as of December 31, 2019 and have been translated to U.S. dollars at a rate of £1.00 = $1.32.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, Aberdeen typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although Aberdeen anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, Aberdeen may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which Aberdeen anticipates a more significant market impact, Aberdeen intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, Aberdeen may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.   ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen plc Shares, with an option to put up to 50% of the deferral into funds.  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Advisers may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2019
Devan Kaloo	$0
Joanne Irvine	$0
Hugh Young	$0
Flavia Cheong	$0
Mark Gordon-James	$0

(b)  Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2019 through January 31, 2019	58,175	$6.87	58,175	8,121,861
February 1, 2019 through February 28, 2019	13,500	$7.15	13,500	8,108,361
March 1, 2019 through March 31, 2019	2,500	$7.29	2,500	8,105,861
April 1, 2019 through April 30, 2019	None	None	None	8,105,861
May 1, 2019 through May 31, 2019	None	None	None	8,105,861
June 1, 2019 through June 30, 2019[2]	8,956,196	$7.86	8,956,196	8,105,861
July 1, 2019 through July 31, 2019[2]	None	None	None	8,105,861
August 1, 2019 through August 31, 2019[2]	None	None	None	8,105,861
September 1, 2019 through September 30, 2019[2]	None	None	None	8,105,861
October 1, 2019 through October 31, 2019[2]	None	None	None	8,105,861
November 1, 2019 through November 30, 2019[2]	None	None	None	8,105,861
December 1, 2019 through December 31, 2019[2]	None	None	None	8,105,861
Total	9,030,371	$7.29	9,030,371	-

1 The Board of Directors of the Registrant (the “Board”) announced on October 4, 2017, that subject to the completion of  a reorganization of six closed-end funds into the Registrant, the Registrant would also establish a targeted discount policy, which would seek to manage the Registrant’s discount by: (1) committing the Registrant to buy back shares in the open market when the Fund’s shares trade at a discount of 10% or more to NAV and (2) undertaking a 15% tender offer if the average discount exceeds 11% over any rolling twelve-month period commencing on the closing of the consolidation and ending on December 31, 2019.  Following the completion of a tender offer by the Registrant, on June 12, 2018, the Board authorized an open market repurchase program to purchase issued and outstanding ordinary shares whenever the Fund trades at a discount of 10% or more to its NAV.

2 On May 8, 2019, the Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Registrant to purchase up to 15% of its issued and outstanding shares at a price equal to 98% of the Registrant’s net asset value per share at the close of business on the NYSE American on June 18, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 17, 2019 and expired on June 17, 2019. In connection with the tender offer, the Fund purchased 8,956,196 shares of capital stock at a price equal to $7.86 per share. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.2306) in accordance with the terms of the tender offer.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11- Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 Exhibits.

(a)(1)    Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)    Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)    Not applicable.

(a)(4) Not applicable

(b)                     Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)                      Proxy Voting Policy of Registrant.

(d)                     Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Equity Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	March 9, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	March 9, 2020

EXHIBIT LIST

13(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c) – Registrant’s Proxy Voting Policies

13(d) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies